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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Form 8-K/A of our report dated February 23, 1996, on our audit of the financial statements of Seragen, Inc. for the year ended December 31, 1995, appearing in the registration statement on Form S-4 (No. 333-58823) of Ligand filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.



                                          PricewaterhouseCoopers LLP


Boston, Massachusetts
September 25, 1998